UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2022

Sparta Commercial Services, Inc.

(Exact name of Registrant as specified in charter)

Nevada	000-09483	30-0298178
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Fifth Avenue, 14th Floor, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-239-2666

Not Applicable

(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	SRCO	Pink Open Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This document includes “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company’s expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

ITEM 4.01 - CHANGES IN REGISTRANTS’ CERTIFYING ACCOUNTANT

(a) Dismissal of Certifying Accountant

Effective December 5, 2022, Registrant dismissed its independent auditors, Boyle CPA, LLC (“Boyle”) of Red Bank, New Jersey, which action was ratified by the Registrants Board of Directors on December 29, 2022.

Except as described in the following sentence, the reports of Boyle on the financial statements of Registrant for the fiscal years ending April 30, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Boyle on the financial statements of Registrant for the fiscal years ended April 30, 2022 and April 30, 2021 do, however, contain an expression of substantial doubt regarding Registrant’s ability to continue as a going concern.

In addition, during Registrant’s fiscal years ended April 30, 2022 and April 30, 2021 and through to the date of dismissal, December 5, 2022, there was no disagreement with Boyle on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

The Form 10-Q as of and for the three and six months ended October 31, 2022, which was filed on December 20, 2022 and amended on December 22, 2022 was not reviewed by Boyle CPA, LLC.

Registrant has requested that Boyle furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01. A copy of Boyle’s letter to the Securities and Exchange Commission is included as an exhibit to this filing.

(b) Engagement of New Certifying Accountant

On December 5, 2022, Victor Mokuolu, CPA PLLC (“VMCPA”) was engaged as the Registrant’s independent auditors, commencing with the financials for the quarter ended October 31, 2022.

During the two most recent fiscal years and the interim period preceding the engagement of VMCPA, Registrant had not consulted with VMCPA regarding either:

i.	the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant’s financial statements, and either a written report or oral advice was provided to the Company by VMCPA that VMCPA concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing, or financial reporting issue; or

ii.	any matter that was either the subject of a disagreement or event identified in response to paragraph (a) (1) (iv) of Item 304, as those terms are used in Item 304 (a) (1) (iv) of Regulations S-B and S-K and the related instructions to Item 304 of Regulations S-B and S-K.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. N/A

(b) Pro forma financial information. N/A

(c) Exhibits.

As described in Item 4.01 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
16.1	Letter of Boyle CPA, LLC to the Securities and Exchange Commission dated January 2, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE REGISTRANT

By:	/s/ Anthony L. Havens
Anthony L. Havens, CEO

Dated: January 3, 2023